UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2011

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00757 (Commission File Number)	26-1630040 (I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania (Address of principal executive offices)	19104 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 9, 2011, the board of directors of FS Investment Corporation declared two regular semi-monthly cash distributions of $0.033594 per share each.  Both distributions will be paid on August 31, 2011, the first to stockholders of record on August 15, 2011 and the second to stockholders of record on August 30, 2011.

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders, or the Annual Meeting, on June 22, 2011.  As of April 20, 2011, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 68,703,657.65 shares of common stock were eligible to be voted, and 23,021,685.43 of those shares were voted in person or by proxy at the Annual Meeting. Stockholders were asked to consider and act upon:

●	Proposal No. 1 – the election of nine members of the board of directors for a term of one year and until their successors are duly elected and qualified; and

●	Proposal No. 2 – the ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

All director nominees listed in the Company’s 2011 proxy statement were elected by the Company’s stockholders at the Annual Meeting.  The votes for, votes withheld and broker non-votes for each director nominee are set forth below:

Director Nominee	Votes for	Votes Withheld	Broker Non-Votes
David J. Adelman	22,423,398.36	598,287.07	0
Gregory P. Chandler	22,451,370.56	570,314.87	0
Michael C. Forman	22,435,353.01	586,332.42	0
Barry H. Frank	22,436,729.29	584,956.14	0
Thomas J. Gravina	22,438,888.70	582,796.73	0
Michael J. Hagan	22,441,100.76	580,584.67	0
Jeffrey K. Harrow	22,448,610.50	573,074.93	0
Michael Heller	22,436,592.70	585,092.73	0
Paul Mendelson	22,422,104.51	599,580.92	0

The proposal to ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 was also approved by the Company’s stockholders at the Annual Meeting.  The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	22,058,807.12
Votes Against	160,374.69
Abstentions	802,503.62
Broker Non-Votes	0

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated August 12, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date:	August 12, 2011	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated August 12, 2011.